EXHIBIT 4.1

COMMON STOCK NUMBER		COMMON STOCK SHARES
	Openwave Systems Inc.	CUSIP 683718 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,

$0.001 PAR VALUE, OF

OPENWAVE SYSTEMS INC.

CERTIFICATE OF STOCK

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at this office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/	[CORPORATE SEAL OF OPENWAVE SYSTEMS INC.]	/s/

SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Openwave Systems Inc.

The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JT TEN	- as joint tenants with		under Trans to Minors Act
right of survivorship
and not as tenants
	in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT	X
MUST CORRESPOND WITH THE NAME(S) AS		(SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,	X
WITHOUT ALTERATION OR ENLARGEMENT OR		(SIGNATURE)
ANY CHANGE WHATEVER.

    THE SIGNATURE(S) SHOULD BE GUARANTEED

    BY AN ELIGIBLE GUARANTOR INSTITUTION

    (BANKS, STOCKBROKERS, SAVINGS AND

    LOAN ASSOCIATIONS AND CREDIT UNIONS

    WITH MEMBERSHIP IN AN APPROVED

    SIGNATURE GUARANTEE MEDALLION PROGRAM),

    PURSUANT TO S.E.C. RULE 17Ad-15.

    SIGNATURE(S) GUARANTEED BY:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Openwave Systems Inc. (the “Company”) and the Rights Agent thereunder (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefore. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and voice.